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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)

                                  May 22, 2001


                              Carreker Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware             0-24201              75-1622836
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          (State of           (Commission           (IRS Employer
        Incorporation)        File Number)         Identification No.)


 4055 Valley View Lane, Suite 1000, Dallas, Texas                  75244
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 Address of principal executive offices)                         (Zip Code)


                                 (972) 458-1981
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              (Registrant's telephone number, including area code)


                                      [N/A]
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          (Former name or former address, if changed since last report)


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ITEM 2.  Acquisition or Disposition of Assets.

On May 22, 2001, Carreker Corporation (the "Company") executed a definitive agreement (the "Agreement") to acquire Check Solutions Company, a New York general partnership ("Check Solutions"), pursuant to a partnership interest purchase transaction to which the partners of Check Solutions, which partners are wholly-owned subsidiaries of International Business Machines Corporation and First Tennessee Bank, the principal banking subsidiary of First Tennessee National Corporation (the "Acquisition"), are parties. Check Solutions is a check and image processing software development and installation business that services the payment-processing sector of the financial industry.

Under the terms of the Agreement, the Company will pay $109.5 million in cash and assume the net liabilities of Check Solutions. The Company plans to fund the Acquisition through the use of $55 million of its own cash and borrow $54.5 million from a syndicate financial institution.

The description of the Acquisition is qualified in its entirety by reference to a copy of the related partnership interest purchase agreement filed as an exhibit to this Form 8-K.

The Company is not aware of any material relationship that existed prior to the Check Solutions Acquisition between the Company and its officers and directors on the one hand, and Check Solutions and its partners on the other hand.

The assets of Check Solutions include accounts receivables, contract rights and other personal property. The Company intends to continue to use these assets in a manner consistent with their historical usage, namely development and installation of check and image processing software.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

2.1 Partnership Interest Purchase Agreement, dated May 22, 2001, among Carreker Corporation, Check Consultants Company of Tennessee, Inc., IPSS Corporation, International Business Machines Corporation and First Tennessee Bank National Association.

2.2 List of Schedules and Attachments omitted from Exhibit 2.1, Partnership Interest Purchase Agreement.

2.3      Press Release dated May 22, 2001.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     CARREKER CORPORATION


                                     By:   /s/ Terry L. Gage
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                                              Terry L. Gage
                                              Executive Vice President and
                                              Chief Financial Officer

         Dated:   May 25, 2001


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